ASSIGNMENT AND ASSUMPTION OF EMPLOYMENT AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION OF EMPLOYMENT AGREEMENT (this "Assignment") dated as of June 1, 2005, is made by and between Laser Energetics, Inc., a Florida corporation (the "Assignor"), and Laser Energetics, Inc., an Oklahoma corporation (the "Assignee").

                              W I T N E S S E T H:

      WHEREAS, the Assignor and Robert D. Battis are parties to a certain Employment Agreement dated as of November 1, 2004 (the "Employment Agreement").

      WHEREAS, the Assignor desires to assign and the Assignee has agreed to accept all right, title and interest in the Employment Agreement, in accordance with the terms and conditions of this Assignment;

      NOW, THEREFORE, in consideration of the above and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Assignor hereby grants and assigns unto Assignee all its right, title and interest in and to the Employment Agreement.

      By execution hereof, Assignee does hereby assume and agree to perform all duties, obligations and responsibilities of the Lender under the Employment Agreement from and after the date hereof. Assignee does hereby indemnify and hold Assignor harmless from and against any loss, claim, damage or expense, including reasonable attorneys' fees, which Assignor may suffer, incur or expend, arising out of any failure on the part of Assignee to perform fully its obligations hereunder.

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      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date first above written.

                                           LASER ENERGETICS, INC.,
                                           A Florida corporation


                                           By: /s/ Robert D. Battis
                                               ---------------------------------
                                               Robert D. Battis, President & CEO

                                           LASER ENERGETICS, INC.,
                                           An Oklahoma corporation


                                           By: /s/ Robert D. Battis
                                               ---------------------------------
                                               Robert D. Battis, President & CEO

   [SIGNATURE PAGE - ASSIGNMENT AND ASSUMPTION OF BATTIS EMPLOYMENT AGREEMENT]


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